ULTRA SERIES FUND
Supplement dated March 1, 2021

This Supplement amends the Prospectus and Statement of Additional Information (SAI) of the
Ultra Series Fund dated May 1, 2020, as supplemented.

Core Bond Fund
Currently the Core Bond Fund is co-managed Mike Sanders, CFA, Paul Lefurgey, CFA, and Greg Poplett, CFA. Effective March 1, 2021,
Mr. Allen Olson, CFA will co-manage the fund with Mr. Sanders, and Mr. Lefurgey and Mr. Poplett will no longer co-manage the fund.
As a result of the foregoing, all references in the prospectus and SAI to Mr. Lefurgey and Mr. Poplett as co-managers of the Core Bond Fund are deleted, and the disclosure related to portfolio management is deleted and replaced as noted below.
Fund Summary - Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Mike Sanders, CFA (Head of Fixed Income, Portfolio Manager) and Allen Olson (Vice President, Portfolio manager) co-manage the fund. Mr. Sanders has served in this capacity since September 2016 and Mr. Olson has served in this capacity since March 2021.
Prospectus – Portfolio Management
The Core Bond Fund is co-managed by Mike Sanders, CFA and Allen Olson, CFA. Mr. Sanders, Head of Fixed Income and Portfolio Manager of Madison, has co-managed the fund since September 2016. Mr. Sanders has been a member of the Madison fixed income team since 2013, and has worked in the financial services industry since 2004. Prior to joining Madison in 2013, he was a fixed income portfolio manager and analyst for Ziegler Lotsoff Capital Management focusing mainly on high yield bonds and preferred stocks. Mr. Olson, Vice President and Portfolio Manager of Madison has co-managed the Fund since March 2021. Mr. Olson has been a member of Madison's fixed income team since joining the firm in 2002, and has worked in the financial services industry since 1998. Prior to joining Madison, Mr. Olson worked as a fixed income credit analyst and portfolio manager for Clarica Insurance.
Diversified Income Fund
Currently the Diversified Income Fund is co-managed John Brown, CFA, Paul Lefurgey, CFA, Chris Nisbet, CFA, and Drew Justman, CFA. Effective March 1, 2021, Mr. Allen Olson, CFA will be added as co-manager of the fund.
As a result of the foregoing, all references in the prospectus to portfolio management of the Diversified Income Fund are deleted and replaced as noted below.
Fund Summary - Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager), Paul Lefurgey, CFA (Chief Executive Officer, Portfolio Manager), Chris Nisbet, CFA (Vice President, Portfolio Manager), Drew Justman, CFA (Vice President, Portfolio Manager), and Allen Olson, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Brown has served in this capacity since 1998, Mr. Lefurgey has served in this capacity since May 2013, Mr. Nisbet has served in this capacity since June 2013, Mr. Justman has served in this capacity since May 2015, and Mr. Olson has served in this capacity since March 2021.
Prospectus – Portfolio Management
The Diversified Income Fund is co-managed by John Brown, CFA, Paul Lefurgey, CFA, Chris Nisbet, CFA, Drew Justman, CFA, and Allen Olson, CFA. Mr. Brown, Vice President and Portfolio Manager of Madison, has co-managed the equity portion of the fund since 1998. Prior to joining Madison in July 2009, Mr. Brown had been a Managing Director and Portfolio Manager-Equities of MCA since 1998. Mr. Lefurgey, Chief Executive Officer and Portfolio Manager of Madison, has co-managed the fixed income portion of the fund since May 2013. Prior to joining Madison in October 2005, Mr. Lefurgey was Vice President and the head of fixed income management at MCA since 2003. Mr. Nisbet, Vice President and Portfolio Manager of Madison, has co-managed the fixed income portion of the fund since June 2013. Mr. Nisbet has been a member of Madison's fixed income team since joining the firm in 1992 and has worked in the financial services industry since 1990. Mr. Justman, Vice President and Portfolio Manager of Madison, has co-managed the equity portion of the fund since May 2015. Mr. Justman, who joined Madison in July 2005 as a research analyst, specializes in the materials and industrials sectors. Prior to joining Madison, Mr. Justman was with Merrill Lynch. Mr. Olson, whose biographical information is provided above, has co-managed the fixed income portion of the fund since March 2021.
        Please keep this Supplement with your records.
USF-STATPRO CB-DI SUP (0321)